                               STOCKHOLDERS AGREEMENT

         AGREEMENT dated as of July 27, 1998 by and among Kaynar Technologies Inc., a Delaware corporation (the "PARENT"), and the other parties who are signatories hereto (each a "STOCKHOLDER").

                                      RECITALS

         Concurrently herewith, the Parent, KTIC Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Parent (the "PURCHASER"), and M&M Machine and Tool Co., a California corporation (the "COMPANY"), are entering into an Agreement and Plan of Merger dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "MERGER AGREEMENT"; terms defi ned therein and used herein without definition shall have the respective meanings set forth therein) pursuant to which the Company and the Purchaser or another subsidiary of the Parent will be merged (the "MERGER").

         As a condition to the Parent's willingness to enter into the Merger Agreement, the Parent requires that each Stockholder enter into, and each such Stockholder has agreed to enter into, this Agreement.

        To implement the foregoing and in consideration of the mutual agreements contained herein, the parties agree as follows:

          1. REPRESENTATIONS AND WARRANTIES. Each Stockholder hereby severally represents and warrants to the Parent as follows:

          (a) OWNERSHIP OF SHARES.

              (i) Such Stockholder is the record holder and beneficial owner of, the number of shares of common stock, par value $10.00 per share, of the Company (the "COMPANY COMMON STOCK") set forth opposite such Stockholder's name on Schedule 1 hereto (such the Company Common Stock as to such Stockholder, the "SHARES").

              (ii) On the date hereof, the Shares set forth opposite such Stockholder's name on Schedule 1 hereto constitute all of the shares of the Company Common Stock, owned of record or beneficially by such Stockholder. Such Shares were acquired by such Stockholder in compliance with all federal and state securities laws.

              (iii) Such Stockholder has sole power of disposition, sole voting power with respect to the matters set forth in Section 2 hereof and sole power to demand dissenter's or appraisal rights, in each case with respect to all of the Shares set forth opposite such Stockholder's name on Schedule 1 hereto, with no restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.


                                       1
                                                        Stockholders Agreement

          (b) POWER; BINDING AGREEMENT. Such Stockholder has the legal capacity, power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which such Stockholder is a party or by which such Stockholder is bound including, without limitation, any trust agreement, will, testamentary document, voting agreement, stockholders agreement, voting trust or other agreement. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms. There is no beneficiary of or holder of a voting trust certificate or other interest of any trust of which such Stockholder is Trustee or any estate in respect of which such Stockholder is an Executor whose consent is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby by such Stockholder. If such Stockholder is married and such Stockholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Stockholder's spouse, enforceable against such person in accordance with its terms.

          (c) NO CONFLICTS. Except for filings under the Hart Scott-Rodino Antitrust Improvements Act of 1976, as amended, if applicable, (i) no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby and (ii) neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby nor compliance by such Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of any applicable trust or estate or other organizational documents applicable to such Stockholder, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's properties or assets may be bound or (C) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of such Stockholder's properties or assets.

          (d) NO ENCUMBRANCES. Such Stockholder's Shares and the certificates representing such Shares are now and at all times during the term hereof will be held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies and voting trusts, agreements, understandings or arrangements and all other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

          (e) BROKERS. No broker, finder or investment banker (other than The Geneva Companies) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Stockholder.

                                       2
                                                        Stockholders Agreement

          (f) MERGER AGREEMENT. Each of the Stockholders hereby jointly and severally represents and warrants that each representation and warranty given by the Company in Article II of the Merger Agreement is true and correct as of the date hereof and as of the Closing Date.

          (g) ACKNOWLEDGEMENT. Such Stockholder understands and acknowledges that the Parent and the Purchaser are entering into the Merger Agreement in reliance upon (1) such Stockholder's execution and delivery of this Agreement, and (2) the representations, warranties, and covenants of the Company contained in the Merger Agreement. Such Stockholder further understands and acknowledges that it is jointly and severally liable for the Company's obligations under the Merger Agreement, including the indemnification obligations set forth in Article VIII thereof.

          2. CERTAIN COVENANTS OF STOCKHOLDERS. Except in accordance with the terms of this Agreement, each Stockholder hereby severally covenants and agrees as follows:

          (a) RESTRICTION ON TRANSFER, PROXIES AND NON-INTERFERENCE; RESTRICTION ON WITHDRAWAL. Such Stockholder shall not, directly or indirectly: (i) except pursuant to the terms of the Merger Agreement and this Agreement, and except for gifts or other transfers to family members who
(A) are signatories to this Agreement or (B) concurrently with such gift, become signatories to and bound by all provisions of this Agreement or (C) receive not more than $80,000 in value of such Shares in such gift (provided that gifts or other transfers of no more than $250,000 in value of Shares in the aggregate may be made pursuant to this clause (C)), offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Stockholder's Shares or any interest therein; (ii) except as contemplated hereby, grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to any or all of such Stockholder's Shares; (iii) except at the request of the Parent, revoke any written consent given pursuant to Section
2.1 or otherwise at the Parent's request; or (iv) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing such Stockholder's obligations under this Agreement.

          (b) WAIVERS AND CONSENTS. Such Stockholder hereby waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that such Stockholder may have with respect to its Shares. Such Stockholder hereby waives any pre-emptive rights or rights of first refusal (or similar) rights in the Company's Articles of Incorporation. Such Stockholder consents to the execution and delivery of the Merger Agreement by the Company and to the transactions contemplated thereby.

          (c) NO TERMINATION OR CLOSURE OF TRUSTS OR ESTATES. Such Stockholder shall not take any action to terminate, close or liquidate any trust or estate holding Shares for which such Stockholder is Trustee or Executor and shall take all steps necessary to maintain the existence thereof at least until the first to occur of (i) the Effective Time and (ii) the Termination Date (as defined below), unless, in connection with and upon such termination, closing or liquidation, the


                                       3
                                                        Stockholders Agreement

Shares held by such trust or estate which are presently subject to the terms of this Agreement are transferred to one or more Stockholders and remain subject in all respects to the terms of this Agreement, or to other persons or entities who upon receipt of such Shares become signatories to and bound by all provisions of this Agreement.

          (d) CONFIDENTIALITY. Prior to three years after the Closing Date, such Principal Shareholder shall not, without the prior written consent of the Parent, disclose to any other person (other than its attorneys, accountants, agents and other representatives and agents who have a need to know such information and are advised of and agree to abide by the confidentiality restrictions herein set forth) the existence or terms of the Merger Agreement, the terms or status of any transactions contemplated thereby or any material information concerning the Company (or the Surviving Corporation) and its subsidiaries; PROVIDED HOWEVER, that (i) the information subject to the foregoing provisions of this sentence shall be deemed not to include any information generally available to the public (other than as a result of disclosure in violation hereof by any Stockholder or any of its affiliates, representatives or agents) and (ii) such Stockholder and its representatives and agents shall not be restricted from making such disclosures as are required by applicable law, provided the Parent is provided prompt written notice of any such requirement in order to seek appropriate remedies with respect thereto and (iii) this Section 2(d) shall not apply to disclosures made in a Stockholder's capacity as a director, officer or employee of the Company, the Purchaser, Surviving Corporation or their subsidiaries in connection with the conduct of their respective businesses.

          (e) NO SOLICITATION OF TRANSACTIONS. Such Stockholder and its representatives and agents shall immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any acquisition or exchange of all or any material portion of the assets of, or any equity interest in, the Company or any of its subsidiaries or any business combination with the Company or an y of its subsidiaries. None of such Stockholder or its representatives or agents shall, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any corporation, partnership, person or other entity or group (other than the Parent and the Purchaser, any affiliate or associate of the Parent and the Purchaser or any designees of the Parent or the Purchaser) concerning any merger, sale of assets, sale of shares of capital stock or similar transactions (including an exchange of stock or assets) involving the Company or any subsidiary or division of the Company.

          3. INDEMNIFICATION. Each Stockholder agrees to the indemnification provisions contained in Article VIII of the Merger Agreement and agrees to jointly and severally in demnify such persons in accordance therein.

          4. FURTHER ASSURANCES. From time to time, at the Parent's request and without further cons ideration, each Stockholder shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.


                                       4
                                                        Stockholders Agreement

          5. CERTAIN EVENTS. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation such Stockholder's heirs, guardians, administrators or successors or as a result of any divorce.

          6. TERMINATION. The covenants and agreements contained herein with respect to the Company Common Stock shall terminate on the first to occur of
(a) the Effective Time and (b) the date the Merger Agreement is terminated in accordance with its terms and the Parent acknowledges such termination in writing to the Stockholders (the "TERMINATION DATE").

          7. STOCKHOLDERS' REPRESENTATIVE. Robert E. McGuire hereby agrees to serve as Stockholders' Representative and agrees to perform and abide by all the duties and obligations with respect thereto under the Merger Agreement.

          8. MISCELLANEOUS.

             (a) ENTIRE AGREEMENT; ASSIGNMENT. This Agreement (i) constitutes the entire agreement among the parties, or any of them, with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise without the prior written consent of the other party, provided that the Parent may assign, in its sole discretion, its rights and obligations hereunder to any of its affiliates. Any attempted assignment which does not comply with the provisions of this Section 8 shall be null and void AB INITIO.

             (b) AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto; provided that
          Schedule 1 hereto may be supplemented by the Parent by adding the name and other relevant information concerning any stockholder of the Company who agrees to be bound by the terms of this Agreement without the agreement of any other party hereto, and thereafter such added stockholder shall be treated as a "Stockholder" for all purposes of this Agreement.

             (c) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telecopy, telegram or telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other addresses for a party as shall be specified by like notice):

             If to any           Robert E. McGuire
             Stockholder:        17800 Gothard Street
                                 Huntington Beach, California 92649
                                 Facsimile:  (714) 847-6021


                                       5
                                                        Stockholders Agreement

          With a copy to:     Higham, McConnell & Dunning LLP
                              28202 Cabot Road, Suite 450
                              Laguna Niguel, California 92677
                              Attention:  Douglas F. Higham
                              Facsimile:  (949) 365-5522

          If to the Parent:   Kaynar Technologies Inc.
                              500 N. State College Boulevard, Suite 1000
                              Orange, California  92868
                              Attention:  David A. Werner
                              Facsimile:  (714) 712-4909

          With a copy to:     O'Melveny & Myers LLP
                              400 South Hope Street
                              Los Angeles, California  90071-2699
                              Attention:  C. James Levin, Esq.
                              Facsimile:  (213) 430-6407

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     11. ENFORCEMENT. The parties agree that irreparable damage would occur in the event th at any of the provisions of this Agreement were not performed in accordan ce with their specific terms or were otherwise breached. It is accordin gly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

     12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     13. DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     14. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full for ce and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an

                                       6
                                                        Stockholders Agreement
acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.


                                       7
                                                        Stockholders Agreement

          IN WITNESS WHEREOF, the Parent and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

KAYNAR TECHNOLOGIES INC.




By: __________________________
     David A. Werner
     Executive Vice President

STOCKHOLDERS:

ROBERT E. MCGUIRE

_____________________________
    Robert E. McGuire

ROBERT E. MCGUIRE FAMILY TRUST
UDT December 28, 1989

By: __________________________
     Ronald D. McGuire
     Trustee

ROBERT E. MCGUIRE FAMILY TRUST #2
UDT December 27, 1991

By: __________________________
     Ronald D. McGuire
     Trustee

RONALD D. MCGUIRE FAMILY TRUST
UDT April 30, 1997

By: __________________________
     Ronald D. McGuire
     Trustee



                                       8
                                                        Stockholders Agreement

Acknowledged:

M & M MACHINE AND TOOL CO.




By: __________________________
     Robert E. McGuire
     President


                                       9
                                                        Stockholders Agreement

                        SCHEDULE 1
         RECORD AND BENEFICIAL OWNERSHIP OF SHARES


----------------------------------------------------------------
----------------------------------------------------------------
             Name                            Number of Shares of
                                             Common Stock Owned
----------------------------------------------------------------
 Robert E. McGuire                                    10,193
----------------------------------------------------------------
 Robert E. McGuire Family Trust                          801
----------------------------------------------------------------
 Robert E. McGuire Family Trust #2                       256
----------------------------------------------------------------
 Ronald D. McGuire                                     3,750
----------------------------------------------------------------
                          Total                       15,000
----------------------------------------------------------------
----------------------------------------------------------------


                                       10
                                                        Stockholders Agreement